Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement
No. 033-63005 on Form S-3D of our report dated March 19, 2010, which report is incorporated by reference in Form 10-K for the National Bancshares Corporation for the year ended December 31, 2009.



/s/ Crowe Horwath LLP
Crowe Horwath LLP

Cleveland, Ohio
March 30,2010